SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 16, 1996

                                Honeywell Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                   1-971                  41-0415010
 --------------           ---------------         -------------------
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)            Identification No.)
  incorporation)

                                Honeywell Plaza
                         Minneapolis, Minnesota 55408
                    ---------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:    (612) 951-1000

                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS.

     On July 16, 1996, the Registrant issued a News Release reporting on the results of its operations for the fiscal quarter ended June 30, 1996, a copy of which is filed herewith as Exhibit 99(i).

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

     99(i) Honeywell Inc. News Release dated July 16, 1996.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HONEYWELL INC.

                                        By: /s/ Edward D. Grayson
                                           ---------------------------
                                              Edward D. Grayson
                                              Vice President and
                                              General Counsel

Date: July 17, 1996

                               INDEX TO EXHIBITS


EXHIBIT NO.

  99(i)        Honeywell Inc. News Release dated July 16, 1996.